Exhibit 99.2

Second Quarter 2023 Supplemental Data

JUNE 30, 2023

Royal Palm South Beach Miami, a Tribute Portfolio Resort

Waldorf Astoria Orlando

Hilton Hawaiian Village Waikiki Beach Resort

PARK HOTELS & RESORTS First Quarter 2021 Supplemental Data MARCH Royal Palm South Beach Miami, a Tribute Portfolio Resort Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort

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About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.

Park (NYSE: PK) is one of the largest publicly-traded lodging REITs with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 45 premium-branded hotels and resorts with over 29,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.

Forward-Looking Statements

This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the anticipated effects of Park’s decision to cease payments on its $725 million non-recourse CMBS loan secured by Park’s Hilton San Francisco Hotels (“SF Mortgage Loan”), as well as Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including anticipated repayment of certain of the Company’s indebtedness, the completion of capital allocation priorities, the expected repurchase of the Company’s stock, the impact to the Company's business and financial condition and that of its hotel management companies, the impact from macroeconomic factors (including inflation, increases in interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.

Forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Financial Information

Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from (used in) Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

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Table of Contents

1. Financial Statements	4
2. Supplementary Financial Information	7
3. Outlook	14
4. Portfolio and Operating Metrics	17
5. Properties Acquired and Sold	36
6. Current and Comparable Supplementary
Financial Information	40
7. Capital Structure	47
8. Definitions	49

3 |

Financial Statements

Casa Marina, a Waldorf Astoria Resort Hilton Chicago Hyatt Regency Mission Bay Spa and Marina

4 |

Financial Statements

Condensed Consolidated Balance Sheets

(in millions, except share and per share data)

	June 30, 2023	December 31, 2022
	(unaudited)
ASSETS
Property and equipment, net	$8,002	$8,301
Intangibles, net	43	43
Cash and cash equivalents	797	906
Restricted cash	45	33
Accounts receivable, net of allowance for doubtful accounts of $2 and $2	134	129
Prepaid expenses	83	58
Other assets	35	47
Operating lease right-of-use assets	205	214
TOTAL ASSETS (variable interest entities – $241 and $237)	$9,344	$9,731
LIABILITIES AND EQUITY
Liabilities
Debt	$4,490	$4,617
Accounts payable and accrued expenses	279	220
Due to hotel managers	131	141
Other liabilities	203	228
Operating lease liabilities	228	234
Total liabilities (variable interest entities – $220 and $219)	5,331	5,440
Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 216,425,670 shares issued and 215,738,036 shares outstanding as of June 30, 2023 and 224,573,858 shares issued and 224,061,745 shares outstanding as of December 31, 2022	2	2
Additional paid-in capital	4,221	4,321
(Accumulated deficit) retained earnings	(165)	16
Total stockholders' equity	4,058	4,339
Noncontrolling interests	(45)	(48)
Total equity	4,013	4,291
TOTAL LIABILITIES AND EQUITY	$9,344	$9,731

5 |

Financial Statements (continued)

Condensed Consolidated Statements of Operations

(unaudited, in millions, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	2019	2023	2022	2019
Revenues
Rooms	$442	$433	$434	$824	$725	$837
Food and beverage	178	173	195	359	283	378
Ancillary hotel	72	70	55	137	131	110
Other	22	19	19	42	35	37
Total revenues	714	695	703	1,362	1,174	1,362

Operating expenses
Rooms	117	98	113	224	183	220
Food and beverage	128	119	130	255	206	254
Other departmental and support	165	158	151	323	291	300
Other property-level	63	65	49	123	115	98
Management fees	34	32	36	64	54	69
Impairment and casualty loss	203	1	—	204	1	—
Depreciation and amortization	64	68	61	128	137	123
Corporate general and administrative	16	16	22	32	32	39
Other	22	18	18	42	34	38
Total expenses	812	575	580	1,395	1,053	1,141

(Loss) gain on sales of assets, net	—	(1)	(12)	15	(1)	19

Operating (loss) income	(98)	119	111	(18)	120	240

Interest income	10	1	2	20	1	3
Interest expense	(61)	(62)	(33)	(121)	(124)	(65)
Equity in earnings from investments in affiliates	3	5	10	7	5	15
Other gain (loss), net	3	92	(1)	4	97	—

(Loss) income before income taxes	(143)	155	89	(108)	99	193
Income tax expense	(3)	(1)	(5)	(5)	(1)	(12)
Net (loss) income	(146)	154	84	(113)	98	181
Net income attributable to noncontrolling interests	(4)	(4)	(2)	(4)	(5)	(3)
Net (loss) income attributable to stockholders	$(150)	$150	$82	$(117)	$93	$178

(Loss) earnings per share:
(Loss) earnings per share – Basic	$(0.70)	$0.66	$0.40	$(0.54)	$0.40	$0.88
(Loss) Earnings per share – Diluted	$(0.70)	$0.66	$0.40	$(0.54)	$0.40	$0.88

Weighted average shares outstanding – Basic	215	228	201	217	232	201
Weighted average shares outstanding – Diluted	215	228	202	218	232	202

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Supplementary Financial Information

Juniper Hotel Cupertino, Curio Collection Hotel Adagio, Autograph Collection The Reach Key West, Curio Collection

7 |

Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	2019	2023	2022	2019
Net (loss) income	$(146)	$154	$84	$(113)	$98	$181
Depreciation and amortization expense	64	68	61	128	137	123
Interest income	(10)	(1)	(2)	(20)	(1)	(3)
Interest expense	61	62	33	121	124	65
Income tax expense	3	1	5	5	1	12
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	4	7	5	5	12
EBITDA	(26)	288	188	126	364	390
Loss (gain) on sales of assets, net	—	1	12	(15)	1	(19)
Gain on sale of investments in affiliates(1)	(3)	(92)	—	(3)	(92)	—
Acquisition costs	—	—	6	—	—	6
Severance expense	—	—	1	—	—	2
Share-based compensation expense	5	5	4	9	9	8
Impairment and casualty loss	203	1	—	204	1	—
Other items	8	4	(4)	12	6	(4)
Adjusted EBITDA	$187	$207	$207	$333	$289	$383

(1) Included in other gain (loss), net in the condensed consolidated statements of operations.

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Supplementary Financial Information (continued)

Current Hotel Adjusted EBITDA and Current Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)
	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	2019	2023	2022	2019
Adjusted EBITDA	$187	$207	$207	$333	$289	$383
Less: Adjusted EBITDA from investments in affiliates	(8)	(11)	(12)	(15)	(16)	(22)
Add: All other(1)	13	12	14	26	24	29
Hotel Adjusted EBITDA	192	208	209	344	297	390
Add: Adjusted EBITDA from hotels acquired	—	—	53	—	—	90
Less: Adjusted EBITDA from hotels disposed of	(1)	(6)	(30)	(3)	(12)	(61)
Current Hotel Adjusted EBITDA	$191	$202	$232	$341	$285	$419

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	2019	2023	2022	2019
Total Revenues	$714	$695	$703	$1,362	$1,174	$1,362
Less: Other revenue	(22)	(19)	(19)	(42)	(35)	(37)
Add: Revenues from hotels acquired	—	—	151	—	—	281
Less: Revenues from hotels disposed of	(3)	(20)	(92)	(10)	(40)	(190)
Current Hotel Revenues	$689	$656	$743	$1,310	$1,099	$1,416

	Three Months Ended June 30,			2023 vs 2022		2023 vs 2019
	2023	2022	2019	Change(2)		Change(2)
Total Revenues	$714	$695	$703	2.8%		1.6%
Operating (loss) income	$(98)	$119	$111	(182.3)%		(187.8)%
Operating (loss) income margin(2)	(13.7)%	17.1%	15.8%	(3,080	) bps	(2,950	) bps

Current Hotel Revenues	$689	$656	$743	5.0%		(7.2)%
Current Hotel Adjusted EBITDA	$191	$202	$232	(5.7)%		(17.7)%
Current Hotel Adjusted EBITDA margin(2)	27.7%	30.8%	31.2%	(310	) bps	(350	) bps

	Six Months Ended June 30,			2023 vs 2022		2023 vs 2019
	2023	2022	2019	Change(2)		Change(2)
Total Revenues	$1,362	$1,174	$1,362	16.0%		—%
Operating (loss) income	$(18)	$120	$240	(114.7)%		(107.3)%
Operating (loss) income margin(2)	(1.3)%	10.2%	17.6%	(1,150	) bps	(1,890	) bps

Current Hotel Revenues	$1,310	$1,099	$1,416	19.2%		(7.5)%
Current Hotel Adjusted EBITDA	$341	$285	$419	19.6%		(18.5)%
Current Hotel Adjusted EBITDA margin(2)	26.0%	25.9%	29.5%	10	bps	(350	) bps

(1)

Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.
(2)	Percentages are calculated based on unrounded numbers.

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Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	2019	2023	2022	2019
Net (loss) income attributable to stockholders	$(150)	$150	$82	$(117)	$93	$178
Depreciation and amortization expense	64	68	61	128	137	123
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(1)	(2)	(2)	(2)
Loss (gain) on sales of assets, net	—	1	12	(15)	1	(19)
Gain on sale of investments in affiliates(1)	(3)	(92)	—	(3)	(92)	—
Impairment loss	202	—	—	202	—	—
Equity investment adjustments:
Equity in earnings from investments in affiliates	(3)	(5)	(10)	(7)	(5)	(15)
Pro rata FFO of investments in affiliates	5	8	12	10	10	21
Nareit FFO attributable to stockholders	114	129	156	196	142	286
Casualty loss	1	1	—	2	1	—
Severance expense	—	—	1	—	—	2
Acquisition costs	—	—	6	—	—	6
Share-based compensation expense	5	5	4	9	9	8
Other items	9	4	(3)	14	5	(2)
Adjusted FFO attributable to stockholders	$129	$139	$164	$221	$157	$300
Nareit FFO per share – Diluted(2)	$0.53	$0.57	$0.77	$0.90	$0.61	$1.42
Adjusted FFO per share – Diluted(2)	$0.60	$0.61	$0.81	$1.01	$0.68	$1.49
Weighted average shares outstanding – Diluted(3)	215	228	202	218	232	202

(1)	Included in other gain (loss), net in the condensed consolidated statements of operations.
(2)	Per share amounts are calculated based on unrounded numbers.
(3)	Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of June 30, 2023, see page 5.

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Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Corporate general and administrative expenses	$16	$16	$32	$32
Less:
Share-based compensation expense	5	5	9	9
Other items	1	1	2	3
G&A, excluding expenses not included in Adjusted EBITDA	$10	$10	$21	$20

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Supplementary Financial Information (continued)

Net Debt and Net Debt to TTM Adjusted EBITDA Ratio

(unaudited, in millions)
	Current June 30, 2023	SF Mortgage Loan Adjustments(1)	Comparable June 30, 2023(1)
Debt	$4,490	$(725)	$3,765
Add: unamortized deferred financing costs and discount	25	—	25
Less: unamortized premium	(1)	—	(1)
Debt, excluding unamortized deferred financing cost, premiums and discounts	4,514	(725)	3,789
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	169	—	169
Less: cash and cash equivalents	(797)	162	(635)
Less: restricted cash	(45)	13	(32)
Net debt	$3,841	$(550)	$3,291
TTM Adjusted EBITDA(2)	$639	$(2)	$637
Net debt to TTM Adjusted EBITDA ratio	6.01x		5.17x

	Current December 31, 2022	SF Mortgage Loan Adjustments(1)	Comparable December 31, 2022(1)
Debt	$4,617	$(725)	$3,892
Add: unamortized deferred financing costs and discount	30	—	30
Less: unamortized premium	(3)	—	(3)
Debt, excluding unamortized deferred financing cost, premiums and discounts	4,644	(725)	3,919
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	169	—	169
Less: cash and cash equivalents	(906)	162	(744)
Less: restricted cash	(33)	—	(33)
Net debt	$3,874	$(563)	$3,311
TTM Adjusted EBITDA(2)	$580	$11	$591
Net debt to TTM Adjusted EBITDA ratio	6.68x		5.60x

(1)

Comparable Net Debt as of June 30, 2023 and December 31, 2022 excludes the $725 million SF Mortgage Loan and $13 million of cash that became restricted upon default, and assumes the removal of the Hilton San Francisco

Hotels from Park's portfolio, which is expected to trigger a required additional distribution to stockholders of approximately $162 million (the midpoint of the anticipated $150 million to $175 million dividend amount)

following the disposition of the hotels.
(2)	See pages 43 and 44 for trailing twelve months (“TTM”) Adjusted EBITDA as of June 30, 2023 and December 31, 2022, respectively.

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Outlook

13 |

Outlook

Full-Year 2023 Outlook and Assumptions

(unaudited, dollars in millions, except per share amounts and RevPAR)

	Full-Year 2023 Outlook				Full-Year 2023 Outlook
	as of August 2, 2023				as of May 1, 2023				Change at
Metric	Low		High		Low		High		Midpoint

Current RevPAR	$168		$177		$167		$179		$(1)
Current RevPAR change vs. 2022	7%		13%		7%		14%		(0.5)%

Net (loss) income	$(109)		$(51)		$113		$191		$(232)
Net (loss) income attributable to stockholders	$(119)		$(61)		$101		$178		$(230)
(Loss) earnings per share – Diluted(1)	$(0.55)		$(0.28)		$0.47		$0.82		$(1.06)
Operating income	$112		$172		$324		$404		$(222)
Operating income margin	4.3%		6.2%		12.8%		14.5%		(8.4)%

Adjusted EBITDA	$619		$679		$624		$704		$(15)
Current Hotel Adjusted EBITDA margin(1)	26.0%		26.5%		26.8%		27.4%		(0.8)%
Current Hotel Adjusted EBITDA margin change vs. 2022(1)	10	bps	60	bps	90	bps	150	bps	(80	) bps
Adjusted FFO per share – Diluted(1)	$1.76		$2.02		$1.76		$2.12		$(0.05)

(1)
Amounts are calculated based on unrounded numbers.

Park’s outlook is based in part on the following assumptions:

•
Assumes that the two Hilton San Francisco Hotels will remain in Park’s portfolio for the remainder of 2023. Adjusted FFO excludes an incremental $15 million of default interest and late payment administrative fees associated with default of the SF Mortgage Loan, which is required to be recognized in interest expense;
•
Fully diluted weighted average shares are expected to be 217 million;
•
Full-year 2023 outlook as of May 1, 2023 included the Embassy Suites Phoenix Airport hotel, which was subsequently removed from Park’s portfolio in June 2023 upon the termination of its ground lease by the lessor;
•
The mortgage loan secured by the Hilton Denver City Center is not called by the lender during 2023;
•
Includes $14 million of Hotel Adjusted EBITDA disruption from a full-scale renovation at the Casa Marina Key West, Curio Collection, which is expected to be completed in the fourth quarter of 2023. Full-year Current RevPAR, excluding the disruption from the renovation is expected to be between $170 and $179; and
•
Current portfolio as of August 2, 2023 and does not take into account potential future acquisitions and dispositions, which could result in a material change to Park’s outlook.

Park's full-year 2023 outlook is based on a number of factors, many of which are outside the Company's control, including uncertainty surrounding macro-economic factors, such as inflation, increases in interest rates, supply chain disruptions and the possibility of an economic recession or slowdown, as well as the assumptions set forth above, all of which are subject to change.

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Outlook (continued)

EBITDA, Adjusted EBITDA, Current Hotel Adjusted EBITDA and Current Hotel Adjusted EBITDA Margin

	Year Ending
(unaudited, in millions)	December 31, 2023
	Low Case	High Case
Net loss	$(109)	$(51)
Depreciation and amortization expense	263	263
Interest income	(31)	(31)
Interest expense	261	261
Income tax expense	4	6
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	8	8
EBITDA	396	456
Gain on sale of assets, net	(15)	(15)
Gain on sale of investments in affiliates	(3)	(3)
Share-based compensation expense	17	17
Impairment and casualty loss	204	204
Other items	20	20
Adjusted EBITDA	619	679
Less: Adjusted EBITDA from investments in affiliates	(24)	(24)
Add: All other	53	53
Current Hotel Adjusted EBITDA	$648	$708

	Year Ending
	December 31, 2023
	Low Case	High Case
Total Revenues	$2,589	$2,769
Less: Other revenue	(96)	(96)
Current Hotel Revenues	$2,493	$2,673

	Year Ending
	December 31, 2023
	Low Case	High Case
Total Revenues	$2,589	$2,769
Operating income	$112	$172
Operating income margin(1)	4.3%	6.2%

Current Hotel Revenues	$2,493	$2,673
Current Hotel Adjusted EBITDA	$648	$708
Current Hotel Adjusted EBITDA margin(1)	26.0%	26.5%

(1) Percentages are calculated based on unrounded numbers.

15 |

Outlook (continued)

Nareit FFO and Adjusted FFO

	Year Ending
(unaudited, in millions except per share data)	December 31, 2023
	Low Case	High Case
Net loss attributable to stockholders	$(119)	$(61)
Depreciation and amortization expense	263	263
Depreciation and amortization expense attributable to noncontrolling interests	(4)	(4)
Gain on sale of assets, net	(15)	(15)
Gain on sale of investments in affiliates	(3)	(3)
Impairment loss	202	202
Equity investment adjustments:
Equity in earnings from investments in affiliates	(10)	(10)
Pro rata FFO of equity investments	13	13
Nareit FFO attributable to stockholders	327	385
Casualty loss	2	2
Share-based compensation expense	17	17
Other items(1)	34	34
Adjusted FFO attributable to stockholders	$380	$438
Adjusted FFO per share – Diluted(2)	$1.76	$2.02
Weighted average diluted shares outstanding	217	217

(1) Includes $15 million of default interest and late payment administrative fees associated with the default of the SF Mortgage Loan.

(2) Per share amounts are calculated based on unrounded numbers.

16 |

Portfolio and Operating Metrics

Hilton Santa Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando

17 |

Portfolio and Operating Metrics

Hotel Portfolio as of August 2, 2023

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Consolidated Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
Hilton San Francisco Union Square	1,921	San Francisco	135,000	Fee Simple	100%	$725	(1)
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Parc 55 San Francisco – a Hilton Hotel	1,024	San Francisco	32,000	Fee Simple	100%	—	(1)
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	157,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	86,000	Leasehold	100%	—
Caribe Hilton	652	Other U.S.	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	647	Hawaii	241,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$55
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
W Chicago – Lakeshore	520	Chicago	20,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$129
Waldorf Astoria Orlando	502	Orlando	47,000	Fee Simple	100%	—
Hilton Salt Lake City Center	500	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	34,000	Fee Simple	100%	—
W Chicago – City Center	403	Chicago	13,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$14
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$161
Hilton Oakland Airport	360	Other U.S.	15,000	Leasehold	100%	—
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	21,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	21,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern California	24,000	Leasehold	100%	—

Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando

(1) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel. In June 2023, Park ceased making debt service payments and has received a notice of default. As a result, the lenders may seek any and all remedies legally available, including foreclosure. Park is currently working in good faith with the servicer to determine the most effective path forward, which is expected to result in ultimate removal of these hotels from Park’s portfolio.

18 |

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of August 2, 2023

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Consolidated Portfolio (continued)

Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Consolidated Portfolio (41 Hotels)	26,373		2,203,000			$2,389

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$95
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	Southern California	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$25
Total Unconsolidated Joint Venture Portfolio (4 Hotels)	2,656		318,000			$169

TOTAL PARK HOTELS & RESORTS PORTFOLIO (45 Hotels)	29,029		2,521,000			$2,558

(1) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

19 |

Portfolio and Operating Metrics (continued)

Current Hotels by Market: Q2 2023 vs. Q2 2022

(unaudited)			Current ADR			Current Occupancy				Current RevPAR			Current Total RevPAR
	Hotels	Rooms	2Q23	2Q22	Change(1)	2Q23	2Q22	Change		2Q23	2Q22	Change(1)	2Q23	2Q22	Change(1)
Hawaii	2	3,507	$300.71	$290.53	3.5%	93.1%	87.0%	6.1%	pts	$280.11	$253.01	10.7%	$489.84	$452.35	8.3%
San Francisco	4	3,605	229.92	260.48	(11.7)	57.7	50.9	6.8		132.55	132.52	0.0	181.66	179.10	1.4	(2)
Orlando	3	2,325	231.00	236.42	(2.3)	68.4	67.7	0.7		158.12	160.25	(1.3)	325.89	327.32	(0.4)
New Orleans	1	1,622	214.74	218.12	(1.5)	73.3	69.2	4.1		157.46	151.07	4.2	287.28	251.24	14.3
Boston	3	1,536	264.23	244.62	8.0	82.4	80.5	1.9		217.79	197.01	10.5	284.19	256.55	10.8
New York	1	1,878	308.51	306.08	0.8	86.8	69.2	17.6		267.78	211.77	26.4	401.60	336.76	19.3
Southern California	5	1,773	239.42	252.82	(5.3)	77.8	78.0	(0.2)		186.29	197.17	(5.5)	296.42	297.51	(0.4)
Chicago	3	2,467	248.86	231.18	7.6	70.3	61.3	9.0		174.93	141.81	23.4	252.35	220.64	14.4
Key West	2	461	516.68	544.96	(5.2)	42.8	74.9	(32.1)		221.08	408.25	(45.8)	336.75	608.13	(44.6)	(3)
Denver	1	613	209.98	196.11	7.1	75.0	71.9	3.1		157.53	141.02	11.7	230.64	215.41	7.1
Miami	1	393	245.71	290.89	(15.5)	81.6	78.9	2.7		200.52	229.49	(12.6)	271.05	298.71	(9.3)
Washington, D.C.	2	1,085	197.56	173.70	13.7	80.8	74.8	6.0		159.66	130.00	22.8	229.62	186.99	22.8
Seattle	2	1,246	167.61	163.56	2.5	69.8	74.5	(4.7)		117.06	121.90	(4.0)	158.14	164.99	(4.2)
Other	11	3,862	201.89	202.23	(0.2)	71.8	71.0	0.8		144.90	143.44	1.0	204.12	200.39	1.9
All Markets	41	26,373	$246.45	$247.05	(0.2)%	74.4%	70.5%	3.9%	pts	$183.46	$174.20	5.3%	$287.15	$273.43	5.0%

(1)	Calculated based on unrounded numbers.
(2)	In May 2022, Parc 55 San Francisco – a Hilton Hotel, resumed operations.
(3)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

20 |

Portfolio and Operating Metrics (continued)

Current Hotels by Market: Q2 2023 vs. Q2 2022

(unaudited, dollars in millions)			Current Hotel Adjusted EBITDA			Current Hotel Revenue			Current Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2Q23	2Q22	Change(1)	2Q23	2Q22	Change(1)	2Q23	2Q22	Change
Hawaii	2	3,507	$62	$69	(9.7)%	$156	$144	8.3%	39.6%	47.5%	(790)	bps(2)
San Francisco	4	3,605	—	6	(97.3)	60	59	1.4	0.3	10.0	(970)	(3)
Orlando	3	2,325	20	24	(16.6)	69	69	(0.4)	29.1	34.7	(560)
New Orleans	1	1,622	17	15	13.1	42	37	14.3	40.6	41.1	(50)
Boston	3	1,536	14	14	5.4	40	36	10.8	36.4	38.3	(190)
New York	1	1,878	12	8	44.6	69	58	19.3	17.6	14.5	310
Southern California	5	1,773	16	17	(6.5)	48	48	(0.4)	33.1	35.3	(220)
Chicago	3	2,467	13	3	298.3	57	50	14.4	22.5	6.4	1,610	(4)
Key West	2	461	3	10	(68.4)	14	26	(44.6)	23.0	40.3	(1,730)	(5)
Denver	1	613	5	5	5.9	13	12	7.1	40.0	40.4	(40)
Miami	1	393	3	4	(27.2)	10	11	(9.3)	33.4	41.6	(820)
Washington, D.C.	2	1,085	7	5	33.6	23	18	22.8	31.1	28.6	250
Seattle	2	1,246	2	4	(34.1)	18	19	(4.2)	13.5	19.7	(620)
Other	11	3,862	17	18	(14.7)	70	69	1.9	21.1	25.3	(410)
All Markets	41	26,373	$191	$202	(5.7)%	$689	$656	5.0%	27.7%	30.8%	(310)	bps

(1)	Calculated based on unrounded numbers.
(2)	In Q2 2022, Hilton Hawaiian Village Waikiki Beach Resort benefited from the reversal of a $9 million accrual related to a union settlement.
(3)	In May 2022, Parc 55 San Francisco – a Hilton Hotel, resumed operations.
(4)	In Q2 2022, Park’s Chicago hotels were subject to a $12 million increase in accruals related to property tax assessments.
(5)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

21 |

Portfolio and Operating Metrics (continued)

Current Hotels by Market: YTD Q2 2023 vs. YTD Q2 2022

(unaudited)			Current ADR			Current Occupancy				Current RevPAR			Current Total RevPAR
	Hotels	Rooms	2023	2022	Change(1)	2023	2022	Change		2023	2022	Change(1)	2023	2022	Change(1)
Hawaii	2	3,507	$299.53	$281.01	6.6%	90.6%	82.3%	8.3%	pts	$271.50	$231.35	17.4%	$480.13	$410.87	16.9%
San Francisco	4	3,605	259.22	241.60	7.3	52.9	37.9	15.0		137.02	91.51	49.7	190.85	127.53	49.7	(2)
Orlando	3	2,325	253.21	256.32	(1.2)	70.4	63.3	7.1		178.16	162.20	9.8	366.33	323.01	13.4
New Orleans	1	1,622	221.61	212.21	4.4	69.5	61.5	8.0		154.01	130.44	18.1	284.10	219.60	29.4
Boston	3	1,536	228.43	210.52	8.5	76.5	68.8	7.7		174.72	144.87	20.6	232.75	191.30	21.7
New York	1	1,878	281.81	283.90	(0.7)	77.9	51.6	26.3		219.63	146.45	50.0	341.36	236.39	44.4
Southern California	5	1,773	224.70	232.00	(3.1)	75.6	71.8	3.8		169.80	166.43	2.0	271.46	251.35	8.0
Chicago	3	2,467	217.87	211.43	3.0	54.7	43.6	11.1		119.10	92.07	29.4	185.20	144.94	27.8
Key West	2	461	554.41	653.55	(15.2)	60.8	78.9	(18.1)		337.35	516.12	(34.6)	488.45	730.85	(33.2)	(3)
Denver	1	613	190.99	172.01	11.0	67.8	63.8	4.0		129.45	109.69	18.0	192.84	165.52	16.5
Miami	1	393	292.64	324.35	(9.8)	84.7	79.1	5.6		247.75	256.32	(3.3)	327.28	327.92	(0.2)
Washington, D.C.	2	1,085	184.94	157.52	17.4	72.7	60.6	12.1		134.47	95.41	40.9	196.26	137.10	43.2
Seattle	2	1,246	157.95	146.67	7.7	64.0	64.4	(0.4)		101.13	94.45	7.1	143.31	133.56	7.3
Other	11	3,862	204.63	194.06	5.4	66.9	61.6	5.3		136.84	119.52	14.5	194.96	166.46	17.1
All Markets	41	26,373	$245.94	$239.95	2.5%	69.7%	60.7%	9.0%	pts	$171.33	$145.54	17.7%	$274.43	$230.32	19.2%

(1)	Calculated based on unrounded numbers.
(2)	In May 2022, Parc 55 San Francisco – a Hilton Hotel, resumed operations.
(3)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

22 |

Portfolio and Operating Metrics (continued)

Current Hotels by Market: YTD Q2 2023 vs. YTD Q2 2022

(unaudited, dollars in millions)			Current Hotel Adjusted EBITDA			Current Hotel Revenue			Current Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2023	2022	Change(1)	2023	2022	Change(1)	2023	2022	Change
Hawaii	2	3,507	$121	$111	9.1%	$305	$261	16.9%	39.6%	42.4%	(280)	bps(2)
San Francisco	4	3,605	9	(6)	256.5	125	83	49.7	7.1	(6.8)	1,390	(3)
Orlando	3	2,325	53	49	8.4	154	136	13.4	34.2	35.8	(160)
New Orleans	1	1,622	34	25	36.1	83	64	29.4	41.2	39.2	200
Boston	3	1,536	19	14	30.4	65	53	21.7	28.7	26.8	190
New York	1	1,878	9	(3)	371.7	116	80	44.4	7.5	(4.0)	1,150
Southern California	5	1,773	25	25	0.1	87	81	8.0	29.1	31.4	(230)
Chicago	3	2,467	2	(4)	158.9	83	65	27.8	2.8	(6.1)	890	(4)
Key West	2	461	15	29	(48.5)	41	61	(33.2)	36.5	47.4	(1,090)	(5)
Denver	1	613	7	6	23.1	21	18	16.5	33.6	31.8	180
Miami	1	393	10	10	(7.0)	23	23	(0.2)	41.7	44.7	(300)
Washington, D.C.	2	1,085	10	5	109.7	39	27	43.2	25.0	17.0	800
Seattle	2	1,246	2	3	(21.9)	32	30	7.3	7.0	9.6	(260)
Other	11	3,862	25	21	21.3	136	117	17.1	18.9	18.3	60
All Markets	41	26,373	$341	$285	19.6%	$1,310	$1,099	19.2%	26.0%	25.9%	10	bps

(1)	Calculated based on unrounded numbers.
(2)	In Q2 2022, Hilton Hawaiian Village Waikiki Beach Resort benefited from the reversal of a $9 million accrual related to a union settlement.
(3)	In May 2022, Parc 55 San Francisco – a Hilton Hotel, resumed operations.
(4)	In Q2 2022, Park’s Chicago hotels were subject to a $12 million increase in accruals related to property tax assessments.
(5)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

23 |

Portfolio and Operating Metrics (continued)

Core Hotels: Q2 2023 vs. Q2 2022

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2Q23	2Q22	Change(1)	2Q23	2Q22	Change		2Q23	2Q22	Change(1)	2Q23	2Q22	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$295.10	$280.60	5.2%	95.8%	90.1%	5.7%	pts	$282.80	$252.94	11.8%	$465.15	$418.73	11.1%
2	Hilton Waikoloa Village	329.94	344.27	(4.2)	81.3	73.6	7.7		268.23	253.32	5.9	598.96	600.98	(0.3)
3	JW Marriott San Francisco Union Square	293.48	312.31	(6.0)	68.6	74.3	(5.7)		201.19	231.78	(13.2)	252.92	283.10	(10.7)
4	Hyatt Centric Fisherman's Wharf	196.85	227.03	(13.3)	73.5	76.3	(2.8)		144.71	173.28	(16.5)	202.62	220.84	(8.3)
5	Signia by Hilton Orlando Bonnet Creek	217.89	220.03	(1.0)	70.8	72.0	(1.2)		154.25	158.42	(2.6)	352.58	378.78	(6.9)
6	Waldorf Astoria Orlando	335.99	352.99	(4.8)	62.3	68.0	(5.7)		209.25	239.99	(12.8)	403.51	424.69	(5.0)
7	Hilton Orlando Lake Buena Vista	189.43	181.56	4.3	69.4	62.5	6.9		131.37	113.34	15.9	244.95	203.48	20.4
8	Hilton New Orleans Riverside	214.74	218.12	(1.5)	73.3	69.2	4.1		157.46	151.07	4.2	287.28	251.24	14.3
9	Hyatt Regency Boston	299.12	282.03	6.1	81.7	79.4	2.3		244.38	223.86	9.2	310.91	288.10	7.9
10	Hilton Boston Logan Airport	266.78	241.66	10.4	93.1	93.0	0.1		248.36	224.69	10.5	310.55	280.12	10.9
11	Boston Marriott Newton	210.59	196.81	7.0	68.3	64.4	3.9		143.80	126.77	13.4	215.97	186.62	15.7
12	New York Hilton Midtown	308.51	306.08	0.8	86.8	69.2	17.6		267.78	211.77	26.4	401.60	336.76	19.3
13	Hilton Santa Barbara Beachfront Resort	368.53	396.17	(7.0)	69.2	80.1	(10.9)		254.96	317.17	(19.6)	419.93	478.69	(12.3)
14	Hyatt Regency Mission Bay Spa and Marina	287.03	308.95	(7.1)	72.8	69.1	3.7		209.06	213.61	(2.1)	373.46	361.14	3.4
15	Hilton Checkers Los Angeles	217.93	216.86	0.5	75.2	75.6	(0.4)		163.85	163.83	0.0	192.50	188.15	2.3
16	Hilton Chicago	238.60	216.78	10.1	69.2	59.9	9.3		165.10	129.85	27.2	262.89	231.79	13.4
17	W Chicago – City Center	306.79	304.70	0.7	70.7	61.5	9.2		216.94	187.47	15.7	262.90	227.20	15.7
18	W Chicago – Lakeshore	234.28	216.77	8.1	73.2	65.5	7.7		171.55	141.93	20.9	212.90	182.45	16.7
19	Casa Marina Key West, Curio Collection	499.05	534.98	(6.7)	27.4	72.3	(44.9)		136.57	386.53	(64.7)	215.23	584.40	(63.2)	(2)
20	The Reach Key West, Curio Collection	530.07	563.56	(5.9)	74.8	80.5	(5.7)		396.29	453.29	(12.6)	588.70	657.32	(10.4)
21	Hilton Denver City Center	209.98	196.11	7.1	75.0	71.9	3.1		157.53	141.02	11.7	230.64	215.41	7.1
22	Royal Palm South Beach Miami	245.71	290.89	(15.5)	81.6	78.9	2.7		200.52	229.49	(12.6)	271.05	298.71	(9.3)
23	DoubleTree Hotel Washington DC – Crystal City	193.59	170.68	13.4	83.5	83.5	—		161.59	142.51	13.4	228.07	188.53	21.0
24	DoubleTree Hotel San Jose	167.38	170.02	(1.6)	60.6	65.3	(4.7)		101.37	110.91	(8.6)	151.46	157.19	(3.6)
25	Juniper Hotel Cupertino, Curio Collection	186.65	210.48	(11.3)	67.1	74.3	(7.2)		125.25	156.30	(19.9)	144.67	184.26	(21.5)
	Total Core Hotels	265.05	264.15	0.3	77.6	73.9	3.7		205.63	195.08	5.4	332.01	316.04	5.1

	All Other Hotels	193.41	189.15	2.3	74.8	73.1	1.7		144.76	138.24	4.7	205.77	196.50	4.7
	Total Comparable Hotels	248.33	246.31	0.8	76.9	73.6	3.3		191.03	181.45	5.3	301.74	287.38	5.0

	Hilton San Francisco Union Square	231.62	255.96	(9.5)	54.9	56.2	(1.3)		127.06	143.70	(11.6)	185.37	208.14	(10.9)
	Parc 55 San Francisco – a Hilton Hotel	213.56	259.34	(17.7)	54.3	25.3	29.0		116.04	65.62	76.9	144.28	76.80	87.9	(3)
	Total Current Hotels	$246.45	$247.05	(0.2)%	74.4%	70.5%	3.9%	pts	$183.46	$174.20	5.3%	$287.15	$273.43	5.0%

(1)	Calculated based on unrounded numbers.
(2)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.
(3)	In May 2022, Parc 55 San Francisco – a Hilton Hotel, resumed operations.

24 |

Portfolio and Operating Metrics (continued)

Core Hotels: Q2 2023 vs. Q2 2022

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2Q23	2Q22	Change(1)	2Q23	2Q22	Change(1)	2Q23	2Q22	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$49	$54	(8.9)%	$121	$109	11.1%	40.8%	49.7%	(890)	bps(2)
2	Hilton Waikoloa Village	12	14	(13.0)	35	35	(0.3)	35.4	40.6	(520)
3	JW Marriott San Francisco Union Square	1	2	(63.1)	8	9	(10.7)	7.0	17.0	(1,000)
4	Hyatt Centric Fisherman's Wharf	1	2	(32.3)	6	6	(8.3)	17.8	24.1	(630)
5	Signia by Hilton Orlando Bonnet Creek	11	14	(21.6)	32	35	(6.9)	33.0	39.2	(620)
6	Waldorf Astoria Orlando	4	6	(36.7)	18	19	(5.0)	19.1	28.6	(950)
7	Hilton Orlando Lake Buena Vista	6	5	20.6	18	15	20.4	32.2	32.1	10
8	Hilton New Orleans Riverside	17	15	13.1	42	37	14.3	40.6	41.1	(50)
9	Hyatt Regency Boston	6	6	(0.9)	14	13	7.9	41.3	45.0	(370)
10	Hilton Boston Logan Airport	6	6	6.0	18	15	10.9	34.5	36.1	(160)
11	Boston Marriott Newton	3	2	20.5	8	7	15.7	32.1	30.8	130
12	New York Hilton Midtown	12	8	44.6	69	58	19.3	17.6	14.5	310
13	Hilton Santa Barbara Beachfront Resort	6	8	(19.6)	14	16	(12.3)	45.9	50.1	(420)
14	Hyatt Regency Mission Bay Spa and Marina	5	4	17.5	15	14	3.4	33.8	29.8	400
15	Hilton Checkers Los Angeles	—	1	(107.5)	3	3	2.3	(1.7)	23.6	(2,530)
16	Hilton Chicago	9	3	178.1	37	33	13.4	23.5	9.6	1,390	(3)
17	W Chicago – City Center	2	1	270.6	10	8	15.7	25.4	7.9	1,750	(3)
18	W Chicago – Lakeshore	2	(1)	380.0	10	9	16.7	16.1	(6.8)	2,290	(3)
19	Casa Marina Key West, Curio Collection	—	6	(97.9)	6	17	(63.2)	2.2	38.7	(3,650)	(4)
20	The Reach Key West, Curio Collection	3	4	(19.6)	8	9	(10.4)	38.7	43.1	(440)
21	Hilton Denver City Center	5	5	5.9	13	12	7.1	40.0	40.4	(40)
22	Royal Palm South Beach Miami	3	4	(27.2)	10	11	(9.3)	33.4	41.6	(820)
23	DoubleTree Hotel Washington DC – Crystal City	5	4	20.6	13	11	21.0	35.7	35.8	(10)
24	DoubleTree Hotel San Jose	—	1	(29.1)	7	7	(3.6)	5.8	7.9	(210)
25	Juniper Hotel Cupertino, Curio Collection	1	1	(59.2)	3	4	(21.5)	17.3	33.4	(1,610)
	Total Core Hotels	169	175	(3.3)	538	512	5.1	31.3	34.0	(270)

	All Other Hotels	23	24	(5.8)	105	101	4.7	22.5	25.0	(250)
	Total Comparable Hotels	192	199	(3.6)	643	613	5.0	29.9	32.6	(270)

	Hilton San Francisco Union Square	(1)	5	(121.7)	33	36	(10.9)	(3.1)	12.8	(1,590)
	Parc 55 San Francisco – a Hilton Hotel	—	(2)	76.9	13	7	87.9	(3.2)	(25.9)	2,270	(5)
	Total Current Hotels	$191	$202	(5.7)%	$689	$656	5.0%	27.7%	30.8%	(310)	bps

(1)	Calculated based on unrounded numbers.
(2)	In Q2 2022, Hilton Hawaiian Village Waikiki Beach Resort benefited from the reversal of a $9 million accrual related to a union settlement.
(3)	In Q2 2022, Park’s Chicago hotels were subject to a $12 million increase in accruals related to property tax assessments.
(4)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.
(3)	In May 2022, Parc 55 San Francisco – a Hilton Hotel, resumed operations.

25 |

Portfolio and Operating Metrics (continued)

Core Hotels: YTD Q2 2023 vs. YTD Q2 2022

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2023	2022	Change(1)	2023	2022	Change		2023	2022	Change(1)	2023	2022	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$292.74	$269.14	8.8%	92.6%	83.6%	9.0%	pts	$270.98	$225.02	20.4%	$447.09	$366.93	21.8%
2	Hilton Waikoloa Village	333.35	338.24	(1.4)	82.1	76.6	5.5		273.81	259.30	5.6	626.16	605.12	3.5
3	JW Marriott San Francisco Union Square	367.03	284.87	28.8	64.2	65.0	(0.8)		235.67	185.16	27.3	321.04	249.79	28.5
4	Hyatt Centric Fisherman's Wharf	195.41	195.00	0.2	68.4	70.1	(1.7)		133.74	136.86	(2.3)	188.16	180.72	4.1
5	Signia by Hilton Orlando Bonnet Creek	236.06	232.73	1.4	71.5	62.4	9.1		168.81	145.14	16.3	395.26	337.17	17.2
6	Waldorf Astoria Orlando	388.20	413.07	(6.0)	61.9	62.0	(0.1)		240.42	256.05	(6.1)	459.23	465.52	(1.4)
7	Hilton Orlando Lake Buena Vista	204.17	192.40	6.1	74.1	65.2	8.9		151.36	125.47	20.6	273.16	217.58	25.5
8	Hilton New Orleans Riverside	221.61	212.21	4.4	69.5	61.5	8.0		154.01	130.44	18.1	284.10	219.60	29.4
9	Hyatt Regency Boston	250.18	242.71	3.1	75.0	63.2	11.8		187.71	153.43	22.3	243.92	200.39	21.7
10	Hilton Boston Logan Airport	229.51	203.96	12.5	91.5	87.3	4.2		210.04	178.17	17.9	268.34	226.41	18.5
11	Boston Marriott Newton	192.62	178.66	7.8	57.1	49.4	7.7		109.93	88.12	24.7	169.71	131.39	29.2
12	New York Hilton Midtown	281.81	283.90	(0.7)	77.9	51.6	26.3		219.63	146.45	50.0	341.36	236.39	44.4
13	Hilton Santa Barbara Beachfront Resort	321.91	352.79	(8.8)	66.7	74.9	(8.2)		214.66	264.21	(18.8)	356.67	386.45	(7.7)
14	Hyatt Regency Mission Bay Spa and Marina	268.69	274.11	(2.0)	67.3	61.5	5.8		180.95	168.62	7.3	322.59	292.53	10.3
15	Hilton Checkers Los Angeles	219.08	220.29	(0.6)	70.1	62.5	7.6		153.54	137.75	11.5	180.03	157.43	14.4
16	Hilton Chicago	206.26	200.28	3.0	54.4	43.3	11.1		112.18	86.63	29.5	200.09	156.10	28.2
17	W Chicago – City Center	278.17	280.27	(0.7)	54.1	41.4	12.7		150.59	116.22	29.6	183.08	141.75	29.2
18	W Chicago – Lakeshore	206.13	194.49	6.0	55.9	46.0	9.9		115.26	89.51	28.8	142.60	114.29	24.8
19	Casa Marina Key West, Curio Collection	538.63	650.23	(17.2)	51.6	78.7	(27.1)		277.92	511.87	(45.7)	410.66	726.16	(43.4)	(2)
20	The Reach Key West, Curio Collection	575.51	660.36	(12.8)	80.0	79.5	0.5		460.58	524.93	(12.3)	649.74	740.58	(12.3)
21	Hilton Denver City Center	190.99	172.01	11.0	67.8	63.8	4.0		129.45	109.69	18.0	192.84	165.52	16.5
22	Royal Palm South Beach Miami	292.64	324.35	(9.8)	84.7	79.1	5.6		247.75	256.32	(3.3)	327.28	327.92	(0.2)
23	DoubleTree Hotel Washington DC – Crystal City	179.33	152.65	17.5	75.6	67.4	8.2		135.63	102.89	31.8	191.86	136.75	40.3
24	DoubleTree Hotel San Jose	171.26	160.60	6.6	59.7	55.6	4.1		102.20	89.23	14.5	158.47	128.81	23.0
25	Juniper Hotel Cupertino, Curio Collection	195.94	181.31	8.1	59.5	57.6	1.9		116.58	104.49	11.6	135.79	125.32	8.4
	Total Core Hotels	261.70	258.86	1.1	72.9	64.3	8.5		190.65	166.55	14.5	316.07	271.23	16.5

	All Other Hotels	191.48	179.47	6.7	69.9	64.3	5.6		133.93	115.56	15.9	194.08	165.01	17.6
	Total Comparable Hotels	245.38	239.81	2.3	72.2	64.4	7.8		177.05	154.32	14.7	286.81	245.75	16.7

	Hilton San Francisco Union Square	263.67	239.52	10.1	48.9	41.1	7.8		128.94	98.48	30.9	190.27	144.08	32.1
	Parc 55 San Francisco – a Hilton Hotel	232.40	259.34	(10.4)	51.7	12.8	38.9		120.05	32.99	263.9	149.03	39.01	282.0	(3)
	Total Current Hotels	$245.94	$239.95	2.5%	69.7%	60.7%	9.0%	pts	$171.33	$145.54	17.7%	$274.43	$230.32	19.2%

(1)	Calculated based on unrounded numbers.
(2)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.
(3)	In May 2022, Parc 55 San Francisco – a Hilton Hotel, resumed operations.

26 |

Portfolio and Operating Metrics (continued)

Core Hotels: YTD Q2 2023 vs. YTD Q2 2022

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2023	2022	Change(1)	2023	2022	Change(1)	2023	2022	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$93	$83	12.6%	$231	$190	21.8%	40.3%	43.6%	(330)	bps(2)
2	Hilton Waikoloa Village	28	28	(1.2)	73	71	3.5	37.4	39.2	(180)
3	JW Marriott San Francisco Union Square	4	2	129.3	20	16	28.5	18.9	10.6	830
4	Hyatt Centric Fisherman's Wharf	1	2	(31.2)	11	10	4.1	10.3	15.6	(530)
5	Signia by Hilton Orlando Bonnet Creek	27	23	18.5	72	62	17.2	37.7	37.3	40
6	Waldorf Astoria Orlando	11	15	(25.0)	42	42	(1.4)	26.8	35.3	(850)
7	Hilton Orlando Lake Buena Vista	14	11	33.2	40	32	25.5	35.7	33.6	210
8	Hilton New Orleans Riverside	34	25	36.1	83	64	29.4	41.2	39.2	200
9	Hyatt Regency Boston	8	6	22.4	22	18	21.7	33.6	33.4	20
10	Hilton Boston Logan Airport	8	6	28.9	30	25	18.5	27.2	25.0	220
11	Boston Marriott Newton	3	2	59.2	13	10	29.2	23.9	19.4	450
12	New York Hilton Midtown	9	(3)	371.7	116	80	44.4	7.5	(4.0)	1,150
13	Hilton Santa Barbara Beachfront Resort	9	12	(20.6)	23	25	(7.7)	39.3	45.7	(640)
14	Hyatt Regency Mission Bay Spa and Marina	7	6	12.8	26	23	10.3	26.3	25.7	60
15	Hilton Checkers Los Angeles	—	1	(65.2)	6	5	14.4	5.7	18.7	(1,300)
16	Hilton Chicago	3	—	944.8	56	44	28.2	5.2	(0.8)	600	(3)
17	W Chicago – City Center	1	(1)	203.6	13	10	29.2	5.8	(7.2)	1,300	(3)
18	W Chicago – Lakeshore	(1)	(3)	50.6	13	11	24.8	(10.4)	(26.3)	1,590	(3)
19	Casa Marina Key West, Curio Collection	7	19	(61.6)	24	41	(43.4)	32.0	47.1	(1,510)	(4)
20	The Reach Key West, Curio Collection	7	10	(22.4)	18	20	(12.3)	42.5	48.1	(560)
21	Hilton Denver City Center	7	6	23.1	21	18	16.5	33.6	31.8	180
22	Royal Palm South Beach Miami	10	10	(7.0)	23	23	(0.2)	41.7	44.7	(300)
23	DoubleTree Hotel Washington DC – Crystal City	7	4	62.2	22	16	40.3	30.7	26.6	410
24	DoubleTree Hotel San Jose	1	—	1,811.0	15	12	23.0	7.7	(0.5)	820
25	Juniper Hotel Cupertino, Curio Collection	1	1	14.2	6	5	8.4	14.5	13.8	70
	Total Core Hotels	299	265	13.5	1,019	873	16.5	29.3	30.1	(80)

	All Other Hotels	38	29	24.0	197	169	17.6	19.4	18.4	100
	Total Comparable Hotels	337	294	14.6	1,216	1,042	16.7	27.7	28.2	(50)

	Hilton San Francisco Union Square	3	(3)	223.7	66	50	32.1	5.2	(5.5)	1,070
	Parc 55 San Francisco – a Hilton Hotel	1	(6)	108.4	28	7	282.0	1.9	(85.0)	8,690	(5)
	Total Current Hotels	$341	$285	19.6%	$1,310	$1,099	19.2%	26.0%	25.9%	10	bps

(1)	Calculated based on unrounded numbers.
(2)	In Q2 2022, Hilton Hawaiian Village Waikiki Beach Resort benefited from the reversal of a $9 million accrual related to a union settlement.
(3)	In Q2 2022, Park’s Chicago hotels were subject to a $12 million increase in accruals related to property tax assessments.
(4)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.
(5)	In May 2022, Parc 55 San Francisco – a Hilton Hotel, resumed operations.

27 |

Portfolio and Operating Metrics (continued)

Current Hotels by Market: Q2 2023 vs. Q2 2019

(unaudited)			Current ADR			Current Occupancy				Current RevPAR			Current Total RevPAR
	Hotels	Rooms	2Q23	2Q19	Change(1)	2Q23	2Q19	Change		2Q23	2Q19	Change(1)	2Q23	2Q19	Change(1)
Hawaii	2	3,507	$300.71	$246.19	22.1%	93.1%	89.3%	3.8%	pts	$280.11	$220.07	27.3%	$489.84	$388.73	26.0%
San Francisco	4	3,605	229.92	272.81	(15.7)	57.7	92.9	(35.2)		132.55	253.41	(47.7)	181.66	333.20	(45.5)
Orlando	3	2,325	231.00	194.90	18.5	68.4	81.1	(12.7)		158.12	158.25	(0.1)	325.89	330.46	(1.4)
New Orleans	1	1,622	214.74	189.83	13.1	73.3	80.2	(6.9)		157.46	152.36	3.3	287.28	257.84	11.4
Boston	3	1,536	264.23	257.47	2.6	82.4	90.8	(8.4)		217.79	233.92	(6.9)	284.19	311.08	(8.6)
New York	1	1,878	308.51	288.87	6.8	86.8	94.5	(7.7)		267.78	272.95	(1.9)	401.60	468.53	(14.3)
Southern California	5	1,773	239.42	191.63	24.9	77.8	86.8	(9.0)		186.29	166.42	11.9	296.42	261.07	13.5
Chicago	3	2,467	248.86	230.24	8.1	70.3	85.5	(15.2)		174.93	196.80	(11.1)	252.35	297.93	(15.3)
Key West	2	461	516.68	363.89	42.0	42.8	84.8	(42.0)		221.08	308.65	(28.4)	336.75	483.31	(30.3)	(2)
Denver	1	613	209.98	185.90	13.0	75.0	88.8	(13.8)		157.53	165.04	(4.5)	230.64	250.19	(7.8)
Miami	1	393	245.71	185.01	32.8	81.6	94.8	(13.2)		200.52	175.37	14.3	271.05	246.59	9.9
Washington, D.C.	2	1,085	197.56	187.71	5.2	80.8	86.3	(5.5)		159.66	162.09	(1.5)	229.62	240.35	(4.5)
Seattle	2	1,246	167.61	154.46	8.5	69.8	79.9	(10.1)		117.06	123.53	(5.2)	158.14	173.53	(8.9)
Other	11	3,862	201.89	188.37	7.2	71.8	73.3	(1.5)		144.90	138.15	4.9	204.12	187.52	8.8
All Markets	41	26,373	$246.45	$227.62	8.3%	74.4%	85.6%	(11.2)%	pts	$183.46	$194.91	(5.9)%	$287.15	$304.11	(5.6)%

(1)	Calculated based on unrounded numbers.
(2)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

28 |

Portfolio and Operating Metrics (continued)

Current Hotels by Market: Q2 2023 vs. Q2 2019

(unaudited, dollars in millions)			Current Hotel Adjusted EBITDA			Current Hotel Revenue			Current Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2Q23	2Q19	Change(1)	2Q23	2Q19	Change(1)	2Q23	2Q19	Change
Hawaii	2	3,507	$62	$51	21.1%	$156	$141	11.3%	39.6%	36.4%	320	bps
San Francisco	4	3,605	—	33	(99.5)	60	109	(45.5)	0.3	29.9	(2,960)
Orlando	3	2,325	20	23	(11.5)	69	70	(1.4)	29.1	32.4	(330)
New Orleans	1	1,622	17	15	14.2	42	38	11.4	40.6	39.6	100
Boston	3	1,536	14	17	(14.1)	40	43	(8.6)	36.4	38.7	(230)
New York	1	1,878	12	18	(33.0)	69	80	(14.3)	17.6	22.5	(490)
Southern California	5	1,773	16	13	18.9	48	42	13.5	33.1	31.6	150
Chicago	3	2,467	13	22	(42.2)	57	67	(15.3)	22.5	33.0	(1,050)
Key West	2	461	3	8	(57.9)	14	20	(30.3)	23.0	38.1	(1,510)	(2)
Denver	1	613	5	6	(17.2)	13	14	(7.8)	40.0	44.5	(450)
Miami	1	393	3	3	9.9	10	9	9.9	33.4	33.4	—
Washington, D.C.	2	1,085	7	7	(4.7)	23	24	(4.5)	31.1	31.2	(10)
Seattle	2	1,246	2	4	(36.2)	18	20	(8.9)	13.5	19.3	(580)
Other	11	3,862	17	12	26.9	70	66	8.9	21.1	18.1	300
All Markets	41	26,373	$191	$232	(17.7)%	$689	$743	(7.2)%	27.7%	31.2%	(350)	bps

(1)	Calculated based on unrounded numbers.
(2)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

29 |

Portfolio and Operating Metrics (continued)

Current Hotels by Market: YTD Q2 2023 vs. YTD Q2 2019

(unaudited)			Current ADR			Current Occupancy				Current RevPAR			Current Total RevPAR
	Hotels	Rooms	2023	2019	Change(1)	2023	2019	Change		2023	2019	Change(1)	2023	2019	Change(1)
Hawaii	2	3,507	$299.53	$250.70	19.5%	90.6%	89.7%	0.9%	pts	$271.50	$224.95	20.7%	$480.13	$389.20	23.4%
San Francisco	4	3,605	259.22	296.22	(12.5)	52.9	90.3	(37.4)		137.02	267.25	(48.7)	190.85	351.38	(45.7)
Orlando	3	2,325	253.21	213.00	18.9	70.4	83.7	(13.3)		178.16	178.18	(0.0)	366.33	372.12	(1.6)
New Orleans	1	1,622	221.61	202.37	9.5	69.5	78.2	(8.7)		154.01	158.20	(2.7)	284.10	271.71	4.6
Boston	3	1,536	228.43	222.35	2.7	76.5	83.8	(7.3)		174.72	186.29	(6.2)	232.75	254.98	(8.7)
New York	1	1,878	281.81	261.26	7.9	77.9	86.8	(8.9)		219.63	226.86	(3.2)	341.36	388.75	(12.2)
Southern California	5	1,773	224.70	184.06	22.1	75.6	84.0	(8.4)		169.80	154.59	9.8	271.46	247.68	9.6
Chicago	3	2,467	217.87	197.71	10.2	54.7	69.6	(14.9)		119.10	137.53	(13.4)	185.20	219.27	(15.5)
Key West	2	461	554.41	415.35	33.5	60.8	87.7	(26.9)		337.35	364.31	(7.4)	488.45	540.26	(9.6)	(2)
Denver	1	613	190.99	175.58	8.8	67.8	81.8	(14.0)		129.45	143.55	(9.8)	192.84	219.16	(12.0)
Miami	1	393	292.64	231.08	26.6	84.7	95.9	(11.2)		247.75	221.45	11.9	327.28	301.22	8.7
Washington, D.C.	2	1,085	184.94	177.35	4.3	72.7	76.1	(3.4)		134.47	135.01	(0.4)	196.26	201.59	(2.6)
Seattle	2	1,246	157.95	145.98	8.2	64.0	79.3	(15.3)		101.13	115.77	(12.6)	143.31	167.58	(14.5)
Other	11	3,862	204.63	187.28	9.3	66.9	67.6	(0.7)		136.84	126.61	8.1	194.96	174.56	11.7
All Markets	41	26,373	$245.94	$227.64	8.0%	69.7%	81.5%	(11.8)%	pts	$171.33	$185.41	(7.6)%	$274.43	$291.53	(5.9)%

(1)	Calculated based on unrounded numbers.
(2)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

30 |

Portfolio and Operating Metrics (continued)

Current Hotels by Market: YTD Q2 2023 vs. YTD Q2 2019

(unaudited, dollars in millions)			Current Hotel Adjusted EBITDA			Current Hotel Revenue			Current Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2023	2019	Change(1)	2023	2019	Change(1)	2023	2019	Change
Hawaii	2	3,507	$121	$102	18.4%	$305	$280	9.0%	39.6%	36.4%	320	bps
San Francisco	4	3,605	9	74	(88.0)	125	229	(45.7)	7.1	32.1	(2,500)
Orlando	3	2,325	53	57	(7.8)	154	157	(1.6)	34.2	36.5	(230)
New Orleans	1	1,622	34	33	5.2	83	80	4.6	41.2	41.0	20
Boston	3	1,536	19	22	(16.5)	65	71	(8.6)	28.7	31.4	(270)
New York	1	1,878	9	16	(45.4)	116	132	(12.2)	7.5	12.1	(460)
Southern California	5	1,773	25	23	10.8	87	79	9.7	29.1	28.8	30
Chicago	3	2,467	2	16	(85.7)	83	98	(15.5)	2.8	16.5	(1,370)
Key West	2	461	15	19	(21.7)	41	45	(9.6)	36.5	42.2	(570)	(2)
Denver	1	613	7	10	(26.3)	21	24	(12.0)	33.6	40.1	(650)
Miami	1	393	10	9	5.8	23	21	8.7	41.7	42.8	(110)
Washington, D.C.	2	1,085	10	9	2.7	39	40	(2.6)	25.0	23.7	130
Seattle	2	1,246	2	6	(64.3)	32	38	(14.5)	7.0	16.8	(980)
Other	11	3,862	25	23	15.1	136	122	11.7	18.9	18.3	60
All Markets	41	26,373	$341	$419	(18.5)%	$1,310	$1,416	(7.5)%	26.0%	29.5%	(350)	bps

(1)	Calculated based on unrounded numbers.
(2)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

31 |

s

Portfolio and Operating Metrics (continued)

Core Hotels: Q2 2023 vs. Q2 2019

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2Q23	2Q19	Change(1)	2Q23	2Q19	Change		2Q23	2Q19	Change(1)	2Q23	2Q19	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$295.10	$257.84	14.4%	95.8%	93.9%	1.9%	pts	$282.80	$242.09	16.8%	$465.15	$399.60	16.4%
2	Hilton Waikoloa Village	329.94	209.95	57.2	81.3	77.8	3.5		268.23	163.33	64.2	598.96	360.73	66.0
3	JW Marriott San Francisco Union Square	293.48	328.07	(10.5)	68.6	94.7	(26.1)		201.19	310.46	(35.2)	252.92	375.14	(32.6)
4	Hyatt Centric Fisherman's Wharf	196.85	260.13	(24.3)	73.5	97.5	(24.0)		144.71	253.60	(42.9)	202.62	324.69	(37.6)
5	Signia by Hilton Orlando Bonnet Creek	217.89	182.71	19.3	70.8	80.3	(9.5)		154.25	146.66	5.2	352.58	351.35	0.4
6	Waldorf Astoria Orlando	335.99	279.17	20.4	62.3	79.5	(17.2)		209.25	221.79	(5.7)	403.51	433.66	(7.0)
7	Hilton Orlando Lake Buena Vista	189.43	159.94	18.4	69.4	83.5	(14.1)		131.37	133.42	(1.5)	244.95	240.91	1.7
8	Hilton New Orleans Riverside	214.74	189.83	13.1	73.3	80.2	(6.9)		157.46	152.36	3.3	287.28	257.84	11.4
9	Hyatt Regency Boston	299.12	290.06	3.1	81.7	95.8	(14.1)		244.38	277.77	(12.0)	310.91	352.96	(11.9)
10	Hilton Boston Logan Airport	266.78	269.57	(1.0)	93.1	90.6	2.5		248.36	244.29	1.7	310.55	309.88	0.2
11	Boston Marriott Newton	210.59	196.79	7.0	68.3	85.5	(17.2)		143.80	168.15	(14.5)	215.97	263.88	(18.2)
12	New York Hilton Midtown	308.51	288.87	6.8	86.8	94.5	(7.7)		267.78	272.95	(1.9)	401.60	468.53	(14.3)
13	Hilton Santa Barbara Beachfront Resort	368.53	277.29	32.9	69.2	84.2	(15.0)		254.96	233.43	9.2	419.93	373.85	12.3
14	Hyatt Regency Mission Bay Spa and Marina	287.03	190.80	50.4	72.8	78.7	(5.9)		209.06	150.16	39.2	373.46	276.26	35.2
15	Hilton Checkers Los Angeles	217.93	224.12	(2.8)	75.2	95.5	(20.3)		163.85	214.08	(23.5)	192.50	244.23	(21.2)
16	Hilton Chicago	238.60	217.77	9.6	69.2	88.2	(19.0)		165.10	192.14	(14.1)	262.89	321.10	(18.1)
17	W Chicago – City Center	306.79	286.72	7.0	70.7	78.7	(8.0)		216.94	225.81	(3.9)	262.90	280.05	(6.1)
18	W Chicago – Lakeshore	234.28	228.08	2.7	73.2	82.5	(9.3)		171.55	188.16	(8.8)	212.90	242.98	(12.4)
19	Casa Marina Key West, Curio Collection	499.05	375.70	32.8	27.4	84.9	(57.5)		136.57	318.79	(57.2)	215.23	509.58	(57.8)	(2)
20	The Reach Key West, Curio Collection	530.07	339.39	56.2	74.8	84.8	(10.0)		396.29	287.65	37.8	588.70	428.85	37.3
21	Hilton Denver City Center	209.98	185.90	13.0	75.0	88.8	(13.8)		157.53	165.04	(4.5)	230.64	250.19	(7.8)
22	Royal Palm South Beach Miami	245.71	185.01	32.8	81.6	94.8	(13.2)		200.52	175.37	14.3	271.05	246.59	9.9
23	DoubleTree Hotel Washington DC – Crystal City	193.59	184.47	4.9	83.5	87.0	(3.5)		161.59	160.51	0.7	228.07	217.11	5.0
24	DoubleTree Hotel San Jose	167.38	236.99	(29.4)	60.6	87.8	(27.2)		101.37	208.02	(51.3)	151.46	286.73	(47.2)
25	Juniper Hotel Cupertino, Curio Collection	186.65	250.97	(25.6)	67.1	87.6	(20.5)		125.25	219.81	(43.0)	144.67	258.91	(44.1)
	Total Core Hotels	265.05	237.33	11.7	77.6	87.4	(9.8)		205.63	207.50	(0.9)	332.01	337.61	(1.7)

	All Other Hotels	193.41	166.11	16.4	74.8	76.3	(1.5)		144.76	126.77	14.2	205.77	181.96	13.1
	Total Comparable Hotels	248.33	222.26	11.7	76.9	84.8	(7.9)		191.03	188.52	1.3	301.74	301.01	0.2

	Hilton San Francisco Union Square	231.62	266.70	(13.2)	54.9	92.4	(37.5)		127.06	246.41	(48.4)	185.37	351.95	(47.3)
	Parc 55 San Francisco – a Hilton Hotel	213.56	269.37	(20.7)	54.3	91.8	(37.5)		116.04	247.30	(53.1)	144.28	286.57	(49.7)
	Total Current Hotels	$246.45	$227.62	8.3%	74.4%	85.6%	(11.2)%	pts	$183.46	$194.91	(5.9)%	$287.15	$304.11	(5.6)%

(1)	Calculated based on unrounded numbers.
(2)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

32 |

Portfolio and Operating Metrics (continued)

Core Hotels: Q2 2023 vs. Q2 2019

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2Q23	2Q19	Change(1)	2Q23	2Q19	Change(1)	2Q23	2Q19	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$49	$41	19.3%	$121	$104	16.4%	40.8%	39.8%	100	bps
2	Hilton Waikoloa Village	12	10	28.5	35	37	(3.2)	35.4	26.6	880
3	JW Marriott San Francisco Union Square	1	3	(80.8)	8	12	(32.6)	7.0	24.7	(1,770)
4	Hyatt Centric Fisherman's Wharf	1	3	(65.6)	6	9	(37.6)	17.8	32.3	(1,450)
5	Signia by Hilton Orlando Bonnet Creek	11	12	(11.6)	32	32	0.4	33.0	37.5	(450)
6	Waldorf Astoria Orlando	4	5	(30.9)	18	20	(7.0)	19.1	25.7	(660)
7	Hilton Orlando Lake Buena Vista	6	5	6.8	18	18	1.7	32.2	30.6	160
8	Hilton New Orleans Riverside	17	15	14.2	42	38	11.4	40.6	39.6	100
9	Hyatt Regency Boston	6	7	(21.4)	14	16	(11.9)	41.3	46.3	(500)
10	Hilton Boston Logan Airport	6	6	3.1	18	17	0.2	34.5	33.5	100
11	Boston Marriott Newton	3	4	(26.1)	8	10	(18.2)	32.1	35.6	(350)
12	New York Hilton Midtown	12	18	(33.0)	69	80	(14.3)	17.6	22.5	(490)
13	Hilton Santa Barbara Beachfront Resort	6	6	16.2	14	12	12.3	45.9	44.4	150
14	Hyatt Regency Mission Bay Spa and Marina	5	3	105.1	15	11	35.2	33.8	22.3	1,150
15	Hilton Checkers Los Angeles	—	2	(103.7)	3	4	(21.2)	(1.7)	36.7	(3,840)
16	Hilton Chicago	9	14	(39.3)	37	45	(18.1)	23.5	31.7	(820)
17	W Chicago – City Center	2	4	(38.4)	10	10	(6.1)	25.4	38.7	(1,330)
18	W Chicago – Lakeshore	2	4	(57.1)	10	12	(12.4)	16.1	32.9	(1,680)
19	Casa Marina Key West, Curio Collection	—	5	(97.6)	6	15	(57.8)	2.2	37.9	(3,570)	(2)
20	The Reach Key West, Curio Collection	3	2	38.4	8	6	37.3	38.7	38.4	30
21	Hilton Denver City Center	5	6	(17.2)	13	14	(7.8)	40.0	44.5	(450)
22	Royal Palm South Beach Miami	3	3	9.9	10	9	9.9	33.4	33.4	—
23	DoubleTree Hotel Washington DC – Crystal City	5	4	9.5	13	12	5.0	35.7	34.2	150
24	DoubleTree Hotel San Jose	—	4	(90.1)	7	13	(47.2)	5.8	31.1	(2,530)
25	Juniper Hotel Cupertino, Curio Collection	1	2	(74.2)	3	5	(44.1)	17.3	37.5	(2,020)
	Total Core Hotels	169	188	(10.5)	538	561	(4.2)	31.3	33.5	(220)

	All Other Hotels	23	17	41.7	105	94	13.1	22.5	17.9	460
	Total Comparable Hotels	192	205	(6.3)	643	655	(1.7)	29.9	31.4	(150)

	Hilton San Francisco Union Square	(1)	18	(105.6)	33	62	(47.3)	(3.1)	29.5	(3,260)
	Parc 55 San Francisco – a Hilton Hotel	—	9	(105.0)	13	26	(49.7)	(3.2)	32.1	(3,530)
	Total Current Hotels	$191	$232	(17.7)%	$689	$743	(7.2)%	27.7%	31.2%	(350)	bps

(1)	Calculated based on unrounded numbers.
(2)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

33 |

Portfolio and Operating Metrics (continued)

Core Hotels: YTD Q2 2023 vs. YTD Q2 2019

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2023	2019	Change(1)	2023	2019	Change		2023	2019	Change(1)	2023	2019	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$292.74	$259.07	13.0%	92.6%	93.3%	(0.7)%	pts	$270.98	$241.54	12.2%	$447.09	$393.33	13.7%
2	Hilton Waikoloa Village	333.35	225.79	47.6	82.1	80.6	1.5		273.81	182.18	50.3	626.16	378.56	65.4
3	JW Marriott San Francisco Union Square	367.03	375.61	(2.3)	64.2	93.5	(29.3)		235.67	351.18	(32.9)	321.04	448.43	(28.4)
4	Hyatt Centric Fisherman's Wharf	195.41	258.56	(24.4)	68.4	97.4	(29.0)		133.74	251.95	(46.9)	188.16	320.52	(41.3)
5	Signia by Hilton Orlando Bonnet Creek	236.06	203.71	15.9	71.5	82.8	(11.3)		168.81	168.71	0.1	395.26	404.33	(2.2)
6	Waldorf Astoria Orlando	388.20	306.46	26.7	61.9	78.8	(16.9)		240.42	241.69	(0.5)	459.23	473.70	(3.1)
7	Hilton Orlando Lake Buena Vista	204.17	172.01	18.7	74.1	87.6	(13.5)		151.36	150.74	0.4	273.16	269.55	1.3
8	Hilton New Orleans Riverside	221.61	202.37	9.5	69.5	78.2	(8.7)		154.01	158.20	(2.7)	284.10	271.71	4.6
9	Hyatt Regency Boston	250.18	234.29	6.8	75.0	93.5	(18.5)		187.71	219.17	(14.4)	243.92	283.28	(13.9)
10	Hilton Boston Logan Airport	229.51	235.26	(2.4)	91.5	84.1	7.4		210.04	197.89	6.1	268.34	259.45	3.4
11	Boston Marriott Newton	192.62	183.10	5.2	57.1	71.9	(14.8)		109.93	131.67	(16.5)	169.71	215.68	(21.3)
12	New York Hilton Midtown	281.81	261.26	7.9	77.9	86.8	(8.9)		219.63	226.86	(3.2)	341.36	388.75	(12.2)
13	Hilton Santa Barbara Beachfront Resort	321.91	256.64	25.4	66.7	80.1	(13.4)		214.66	205.44	4.5	356.67	334.20	6.7
14	Hyatt Regency Mission Bay Spa and Marina	268.69	178.04	50.9	67.3	76.0	(8.7)		180.95	135.46	33.6	322.59	257.84	25.1
15	Hilton Checkers Los Angeles	219.08	227.46	(3.7)	70.1	85.9	(15.8)		153.54	195.39	(21.4)	180.03	223.45	(19.4)
16	Hilton Chicago	206.26	187.54	10.0	54.4	71.6	(17.2)		112.18	134.25	(16.4)	200.09	240.43	(16.8)
17	W Chicago – City Center	278.17	245.84	13.2	54.1	68.6	(14.5)		150.59	168.82	(10.8)	183.08	214.15	(14.5)
18	W Chicago – Lakeshore	206.13	191.50	7.6	55.9	64.2	(8.3)		115.26	123.02	(6.3)	142.60	160.39	(11.1)
19	Casa Marina Key West, Curio Collection	538.63	427.78	25.9	51.6	88.2	(36.6)		277.92	377.10	(26.3)	410.66	567.40	(27.6)	(2)
20	The Reach Key West, Curio Collection	575.51	389.15	47.9	80.0	86.8	(6.8)		460.58	337.78	36.4	649.74	483.99	34.2
21	Hilton Denver City Center	190.99	175.58	8.8	67.8	81.8	(14.0)		129.45	143.55	(9.8)	192.84	219.16	(12.0)
22	Royal Palm South Beach Miami	292.64	231.08	26.6	84.7	95.9	(11.2)		247.75	221.45	11.9	327.28	301.22	8.7
23	DoubleTree Hotel Washington DC – Crystal City	179.33	170.20	5.4	75.6	74.7	0.9		135.63	127.27	6.6	191.86	172.67	11.1
24	DoubleTree Hotel San Jose	171.26	234.42	(26.9)	59.7	85.6	(25.9)		102.20	200.61	(49.1)	158.47	280.64	(43.5)
25	Juniper Hotel Cupertino, Curio Collection	195.94	261.27	(25.0)	59.5	83.8	(24.3)		116.58	218.82	(46.7)	135.79	258.27	(47.4)
	Total Core Hotels	261.70	234.27	11.7	72.9	83.2	(10.3)		190.65	194.83	(2.1)	316.07	320.46	(1.4)

	All Other Hotels	191.48	161.61	18.5	69.9	71.9	(2.0)		133.93	116.15	15.3	194.08	170.24	14.0
	Total Comparable Hotels	245.38	219.02	12.0	72.2	80.6	(8.4)		177.05	176.33	0.4	286.81	285.14	0.6

	Hilton San Francisco Union Square	263.67	292.10	(9.7)	48.9	88.7	(39.8)		128.94	259.12	(50.2)	190.27	367.71	(48.3)
	Parc 55 San Francisco – a Hilton Hotel	232.40	288.68	(19.5)	51.7	89.8	(38.1)		120.05	259.05	(53.7)	149.03	297.67	(49.9)
	Total Current Hotels	$245.94	$227.64	8.0%	69.7%	81.5%	(11.8)%	pts	$171.33	$185.41	(7.6)%	$274.43	$291.53	(5.9)%

(1)	Calculated based on unrounded numbers.
(2)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

34 |

Portfolio and Operating Metrics (continued)

Core Hotels: YTD Q2 2023 vs. YTD Q2 2019

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2023	2019	Change(1)	2023	2019	Change(1)	2023	2019	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$93	$80	16.6%	$231	$204	13.7%	40.3%	39.3%	100	bps
2	Hilton Waikoloa Village	28	22	24.9	73	76	(3.6)	37.4	28.8	860
3	JW Marriott San Francisco Union Square	4	8	(54.7)	20	28	(28.4)	18.9	29.9	(1,100)
4	Hyatt Centric Fisherman's Wharf	1	6	(80.5)	11	18	(41.3)	10.3	31.0	(2,070)
5	Signia by Hilton Orlando Bonnet Creek	27	30	(8.7)	72	74	(2.2)	37.7	40.4	(270)
6	Waldorf Astoria Orlando	11	14	(18.3)	42	43	(3.1)	26.8	31.8	(500)
7	Hilton Orlando Lake Buena Vista	14	14	4.7	40	40	1.3	35.7	34.5	120
8	Hilton New Orleans Riverside	34	33	5.2	83	80	4.6	41.2	41.0	20
9	Hyatt Regency Boston	8	10	(26.6)	22	26	(13.9)	33.6	39.4	(580)
10	Hilton Boston Logan Airport	8	7	7.5	30	28	3.8	27.2	26.3	90
11	Boston Marriott Newton	3	5	(32.5)	13	17	(21.3)	23.9	27.9	(400)
12	New York Hilton Midtown	9	16	(45.4)	116	132	(12.2)	7.5	12.1	(460)
13	Hilton Santa Barbara Beachfront Resort	9	9	6.1	23	22	6.7	39.3	39.5	(20)
14	Hyatt Regency Mission Bay Spa and Marina	7	4	75.6	26	20	25.7	26.3	18.8	750
15	Hilton Checkers Los Angeles	—	3	(85.9)	6	8	(19.4)	5.7	32.5	(2,680)
16	Hilton Chicago	3	11	(73.6)	56	67	(16.8)	5.2	16.5	(1,130)
17	W Chicago – City Center	1	3	(78.2)	13	16	(14.5)	5.8	22.7	(1,690)
18	W Chicago – Lakeshore	(1)	1	(193.7)	13	15	(11.1)	(10.4)	9.9	(2,030)
19	Casa Marina Key West, Curio Collection	7	13	(45.0)	24	32	(27.6)	32.0	42.1	(1,010)	(2)
20	The Reach Key West, Curio Collection	7	5	34.2	18	13	34.2	42.5	42.5	—
21	Hilton Denver City Center	7	10	(26.3)	21	24	(12.0)	33.6	40.1	(650)
22	Royal Palm South Beach Miami	10	9	5.8	23	21	8.7	41.7	42.8	(110)
23	DoubleTree Hotel Washington DC – Crystal City	7	5	39.8	22	20	11.1	30.7	24.4	630
24	DoubleTree Hotel San Jose	1	8	(85.8)	15	26	(43.5)	7.7	30.6	(2,290)
25	Juniper Hotel Cupertino, Curio Collection	1	4	(79.8)	6	10	(47.4)	14.5	37.7	(2,320)
	Total Core Hotels	299	330	(9.3)	1,019	1,060	(3.8)	29.3	31.1	(180)

	All Other Hotels	38	29	29.6	197	173	14.0	19.4	17.0	240
	Total Comparable Hotels	337	359	(6.1)	1,216	1,233	(1.3)	27.7	29.1	(140)

	Hilton San Francisco Union Square	3	41	(91.7)	66	128	(48.3)	5.2	32.1	(2,690)
	Parc 55 San Francisco – a Hilton Hotel	1	19	(97.2)	28	55	(49.9)	1.9	33.7	(3,180)
	Total Current Hotels	$341	$419	(18.5)%	$1,310	$1,416	(7.5)%	26.0%	29.5%	(350)	bps

(1)	Calculated based on unrounded numbers.
(2)	In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

35 |

Properties Acquired and Sold

Hyatt Regency Boston Caribe Hilton W New Orleans - French Quarter

36 |

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count
2019 Acquisitions:

Chesapeake Lodging Trust Acquisition(1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco(3)	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter(4)	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard(4)	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street(5)	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection(6)	San Francisco, CA	171
W New Orleans – French Quarter(7)	New Orleans, LA	97
		5,981

__________________________________________________________________________________

(1) Park’s acquisition by merger of Chesapeake Lodging Trust closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2) Sold in December 2019.
(3) Sold in August 2021.
(4) Sold in June 2021. (5) Sold in June 2022.
(6) Sold in July 2021.
(7) Sold in April 2021.

37 |

Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Sales:
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$62.2
Embassy Suites Portfolio – 3 Hotels	Domestic US	February 2018	676	95.8
UK Portfolio – 7 Hotels	United Kingdom	February 2018	1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin(1)	Berlin, Germany	May 2018	601	140.0
2018 Total (13 Hotels)			3,193	$519.0

2019 Sales:
Pointe Hilton Squaw Peak Resort	Phoenix, Arizona	February 2019	563	$51.4
Hilton Nuremberg	Nuremberg, Germany	March 2019	152	17.5
Hilton Atlanta Airport	Atlanta, Georgia	June 2019	507	101.0
Hilton New Orleans Airport(2)	New Orleans, Louisiana	June 2019	317	48.0
Embassy Suites Parsippany(2)	Parsippany, New Jersey	June 2019	274	17.0
Conrad Dublin(3)	Dublin, Ireland	November 2019	192	61.0
Ace Hotel Downtown Los Angeles	Los Angeles, California	December 2019	182	117.0
Le Meridien New Orleans	New Orleans, Louisiana	December 2019	410	84.0
2019 Total (8 Hotels)			2,597	$496.9

2020 Sales:
Hilton São Paulo Morumbi	São Paulo, Brazil	February 2020	503	$117.5
Embassy Suites Washington DC Georgetown	Washington, D.C.	February 2020	197	90.4
2020 Total (2 Hotels)			700	$207.9

2021 Sales:
W New Orleans – French Quarter	New Orleans, Louisiana	April 2021	97	$24.1
Hotel Indigo San Diego Gaslamp Quarter(2)	San Diego, California	June 2021	210	78.0
Courtyard Washington Capitol Hill/Navy Yard(2)	Washington, District of Columbia	June 2021	204	71.0
Hotel Adagio, Autograph Collection	San Francisco, California	July 2021	171	82.0
Le Meridien San Francisco	San Francisco, California	August 2021	360	221.5
2021 Total (5 Hotels)			1,042	$476.6

__________________________________________________________________________________

(1) The unconsolidated hotel was sold for total gross proceeds of approximately $350 million, of which $140 million represents Park’s pro-rata share.
(2) Hotels were sold as a portfolio in the same transaction.
(3) The unconsolidated hotel was sold for total gross proceeds of approximately $128 million, of which $61 million represents Park’s pro-rata share.

38 |

Properties Acquired and Sold (continued)

Properties Sold (continued)

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2022 Sales:
Hampton Inn & Suites Memphis – Shady Grove	Memphis, Tennessee	April 2022	131	$11.5
Hilton Chicago/Oak Brook Suites	Chicago, Illinois	May 2022	211	10.3
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, Washington	June 2022	195	80.0
Hilton San Diego Bayfront(1)	San Diego, California	June 2022	1,190	157.0
Hilton Garden Inn Chicago/Oakbrook Terrace	Chicago, Illinois	July 2022	128	9.4
Hilton Garden Inn LAX/El Segundo	El Segundo, California	September 2022	162	37.5
DoubleTree Hotel Las Vegas Airport(2)	Las Vegas, Nevada	October 2022	190	11.2
2022 Total (7 Hotels)			2,207	$316.9

2023 Sales:
Hilton Miami Airport	Miami, Florida	February 2023	508	$118.3
2023 Total (1 Hotel)			508	$118.3

Grand Total(3) (36 Hotels)			10,247	$2,135.6

__________________________________________________________________________________

(1) Park sold its 25% interests in the joint ventures that own and operate this unconsolidated hotel for total gross proceeds of approximately $157 million, which were reduced by $55 million for
Park’s share of the mortgage debt.
(2) The unconsolidated hotel was sold for total gross proceeds of approximately $22 million, of which $11.2 million represents Park’s pro-rata share.
(3) To date, Park has sold its interest in 36 hotels. In addition, four other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord.

39 |

Current and Comparable Supplementary Financial Information

40 |

Current and Comparable Supplementary Financial Information

Historical Current TTM Hotel Metrics

	Three Months Ended				TTM
(unaudited)	September 30,	December 31,	March 31,	June 30,	June 30,
	2022	2022	2023	2023	2023
Current RevPAR	$172.91	$163.41	$159.06	$183.46	$169.73
Current Occupancy	71.4%	67.2%	64.8%	74.4%	69.5%
Current ADR	$242.21	$243.22	$245.35	$246.45	$244.31

Total Revenues	$662	$665	$648	$714	$2,689
Operating income (loss)	$92	$84	$80	$(98)	$158
Operating income (loss) margin(1)	13.9%	12.6%	12.4%	(13.7)%	5.9%

Current Hotel Revenues (in millions)	$632	$630	$621	$689	$2,572
Current Hotel Adjusted EBITDA (in millions)	$165	$162	$150	$191	$668
Current Hotel Adjusted EBITDA margin(1)	26.1%	25.7%	24.2%	27.7%	26.0%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
Current RevPAR	$116.57	$174.20	$172.91	$163.41	$156.95
Current Occupancy	50.7%	70.5%	71.4%	67.2%	65.0%
Current ADR	$229.97	$247.05	$242.21	$243.22	$241.43

Total Revenues	$479	$695	$662	$665	$2,501
Operating income	$1	$119	$92	$84	$296
Operating income margin(1)	0.1%	17.1%	13.9%	12.6%	11.8%

Current Hotel Revenues (in millions)	$443	$656	$632	$630	$2,361
Current Hotel Adjusted EBITDA (in millions)	$83	$202	$165	$162	$612
Current Hotel Adjusted EBITDA margin(1)	18.8%	30.8%	26.1%	25.7%	25.9%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Current RevPAR	$175.81	$194.91	$190.39	$180.41	$185.41
Current Occupancy	77.2%	85.6%	84.4%	80.5%	82.0%
Current ADR	$227.67	$227.62	$225.45	$224.17	$226.22

Total Revenues	$659	$703	$672	$810	$2,844
Operating income	$129	$111	$38	$148	$426
Operating income margin(1)	19.5%	15.8%	5.8%	18.2%	15.0%

Current Hotel Revenues (in millions)	$673	$743	$705	$722	$2,843
Current Hotel Adjusted EBITDA (in millions)	$187	$232	$203	$211	$833
Current Hotel Adjusted EBITDA margin(1)	27.8%	31.2%	28.8%	29.2%	29.3%

__________________________________________________________________________________ (1) Percentages are calculated based on unrounded numbers.

41 |

Current and Comparable Supplementary Financial Information (continued)

Historical Comparable TTM Hotel Metrics

	Three Months Ended				TTM
(unaudited)	September 30,	December 31,	March 31,	June 30,	June 30,
	2022	2022	2023	2023	2023
Comparable RevPAR	$177.12	$171.21	$162.91	$191.03	$175.60
Comparable Occupancy	72.6%	69.5%	67.3%	76.9%	71.6%
Comparable ADR	$243.91	$246.35	$241.96	$248.33	$245.24

Comparable Hotel Revenues (in millions)	$584	$590	$573	$643	$2,390
Comparable Hotel Adjusted EBITDA (in millions)	$162	$167	$145	$192	$666
Comparable Hotel Adjusted EBITDA margin(1)	27.7%	28.2%	25.3%	29.9%	27.9%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
Comparable RevPAR	$126.90	$181.45	$177.12	$171.21	$164.33
Comparable Occupancy	54.9%	73.6%	72.6%	69.5%	67.7%
Comparable ADR	$230.99	$246.31	$243.91	$246.35	$242.61

Comparable Hotel Revenues (in millions)	$429	$613	$584	$590	$2,216
Comparable Hotel Adjusted EBITDA (in millions)	$95	$199	$162	$167	$623
Comparable Hotel Adjusted EBITDA margin(1)	22.1%	32.6%	27.7%	28.2%	28.1%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Comparable RevPAR	$164.00	$188.52	$182.97	$173.93	$177.40
Comparable Occupancy	76.2%	84.8%	83.4%	79.6%	81.0%
Comparable ADR	$215.36	$222.26	$219.29	$218.44	$218.94

Comparable Hotel Revenues (in millions)	$578	$655	$619	$637	$2,489
Comparable Hotel Adjusted EBITDA (in millions)	$154	$205	$178	$190	$727
Comparable Hotel Adjusted EBITDA margin(1)	26.7%	31.4%	28.7%	29.8%	29.2%

__________________________________________________________________________________

(1)
Percentages are calculated based on unrounded numbers.

42 |

Current and Comparable Supplementary Financial Information (continued)

Historical Current and Comparable TTM Hotel Adjusted EBITDA

	Three Months Ended				TTM
(unaudited, in millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2023
Net income (loss)	$40	$35	$33	$(146)	$(38)
Depreciation and amortization expense	67	65	64	64	260
Interest income	(4)	(8)	(10)	(10)	(32)
Interest expense	61	62	60	61	244
Income tax expense	(3)	2	2	3	4
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	2	3	2	9
EBITDA	163	158	152	(26)	447
Gain on sales of assets, net(1)	(14)	(9)	(15)	—	(38)
Gain on sale of investments in affiliates(2)	—	—	—	(3)	(3)
Share-based compensation expense	4	4	4	5	17
Casualty and impairment loss	3	2	1	203	209
Other items	2	4	4	8	18
Adjusted EBITDA	158	159	146	187	650
Less: Adjusted EBITDA from hotels disposed of	(2)	(4)	(2)	(1)	(9)
Less: Adjusted EBITDA from investments in affiliates disposed of	(2)	—	—	—	(2)
Current Adjusted EBITDA	154	155	144	186	639
Less: Adjusted EBITDA from investments in affiliates	(2)	(5)	(7)	(8)	(22)
Add: All other(3)	13	12	13	13	51
Current Hotel Adjusted EBITDA	$165	$162	$150	$191	$668

Current Adjusted EBITDA (above)	$154	$155	$144	$186	$639
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	(3)	5	(5)	1	(2)
Comparable Adjusted EBITDA	151	160	139	187	637
Less: Adjusted EBITDA from investments in affiliates	(2)	(5)	(7)	(8)	(22)
Add: All other(3)	13	12	13	13	51
Comparable Hotel Adjusted EBITDA	$162	$167	$145	$192	$666

__________________________________________________________________________________

(1)       For the three months ended December 31, 2022, includes a gain of $9 million on the sale of the DoubleTree Hotel Las Vegas Airport included in equity in earnings from investments in affiliates in the condensed consolidated statements of operations.
(2) Included in other gain (loss), net in the condensed consolidated statements of operations.
(3) Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

43 |

Current and Comparable Supplementary Financial Information (continued)

Historical Current and Comparable Hotel Adjusted EBITDA – Full Year 2022

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
Net (loss) income	$(56)	$154	$40	$35	$173
Depreciation and amortization expense	69	68	67	65	269
Interest income	—	(1)	(4)	(8)	(13)
Interest expense	62	62	61	62	247
Income tax expense (benefit)	—	1	(3)	2	—
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	4	2	2	9
EBITDA	76	288	163	158	685
Loss (gain) on sales of assets, net(1)	—	1	(14)	(9)	(22)
Gain on sale of investments in affiliates(2)	—	(92)	—	—	(92)
Share-based compensation expense	4	5	4	4	17
Casualty loss	—	1	3	2	6
Other items	2	4	2	4	12
Adjusted EBITDA	82	207	158	159	606
Less: Adjusted EBITDA from hotels disposed of	(6)	(6)	(2)	(4)	(18)
Less: Adjusted EBITDA from investments in affiliates disposed of	(2)	(4)	(2)	—	(8)
Current Adjusted EBITDA	74	197	154	155	580
Less: Adjusted EBITDA from investments in affiliates	(3)	(7)	(2)	(5)	(17)
Add: All other(3)	12	12	13	12	49
Current Hotel Adjusted EBITDA	$83	$202	$165	$162	$612

Current Adjusted EBITDA (above)	$74	$197	$154	$155	$580
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	12	(3)	(3)	5	11
Comparable Adjusted EBITDA	86	194	151	160	591
Less: Adjusted EBITDA from investments in affiliates	(3)	(7)	(2)	(5)	(17)
Add: All other(3)	12	12	13	12	49
Comparable Hotel Adjusted EBITDA	$95	$199	$162	$167	$623

(1) For the three months and year ended December 31, 2022, includes a gain of $9 million on the sale of the DoubleTree Hotel Las Vegas Airport included in equity in earnings from investments in affiliates in the condensed consolidated statements of operations.
(2) Included in other gain (loss), net in the condensed consolidated statements of operations.
(3) Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

44 |

Current and Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full Year 2019

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Net income	$97	$84	$9	$126	$316
Depreciation and amortization expense	62	61	61	80	264
Interest income	(1)	(2)	(2)	(1)	(6)
Interest expense	32	33	33	42	140
Income tax expense	7	5	—	23	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	7	4	23
EBITDA	202	188	108	274	772
(Gain) loss on sales of assets, net	(31)	12	(1)	1	(19)
Gain on sale of investments in affiliates(1)	—	—	—	(44)	(44)
Acquisition costs	—	6	59	5	70
Severance expense	1	1	—	—	2
Share-based compensation expense	4	4	4	4	16
Casualty loss (gain) and impairment loss, net	—	—	8	(26)	(18)
Other items	—	(4)	2	9	7
Adjusted EBITDA	176	207	180	223	786
Add: Adjusted EBITDA from hotels acquired	37	53	39	—	129
Less: Adjusted EBITDA from hotels disposed of	(31)	(30)	(19)	(18)	(98)
Less: Adjusted EBITDA from investments in affiliates disposed of	(3)	(5)	(5)	(3)	(16)
Current Adjusted EBITDA(2)	179	225	195	202	801
Less: Adjusted EBITDA from investments in affiliates	(7)	(7)	(4)	(3)	(21)
Add: All other(3)	15	14	12	12	53
Current Hotel Adjusted EBITDA	$187	$232	$203	$211	$833

Current Adjusted EBITDA(2) (above)	$179	$225	$195	$202	$801
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	(33)	(27)	(25)	(21)	(106)
Comparable Adjusted EBITDA	146	198	170	181	695
Less: Adjusted EBITDA from investments in affiliates	(7)	(7)	(4)	(3)	(21)
Add: All other(3)	15	14	12	12	53
Comparable Hotel Adjusted EBITDA	$154	$205	$178	$190	$727

______________________________________________________________________________________ (1) Included in other gain (loss), net in the condensed consolidated statements of operations.

(2)         Full year December 31, 2019 includes $15 million associated with 466 rooms at the Hilton Waikoloa Village that were transferred to Hilton Grand Vacations at the end of 2019, $6 million associated with business interruption proceeds related to the loss of income in prior years for the Hilton Caribe and a $6 million operating loss generated from Park’s laundry facilities that were closed in 2021. Excluding these amounts, 2019 Current Adjusted EBITDA would have been $786 million.

(3)         Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

45 |

Current and Comparable Supplementary Financial Information (continued)

Historical Current and Comparable TTM Hotel Revenues – 2023, 2022 and 2019

	Three Months Ended				TTM
(unaudited, in millions)	September 30,	December 31,	March 31,	June 30,	June 30,
	2022	2022	2023	2023	2023
Total Revenues	$662	$665	$648	$714	$2,689
Less: Other revenue	(19)	(21)	(20)	(22)	(82)
Less: Revenues from hotels disposed of	(11)	(14)	(7)	(3)	(35)
Current Hotel Revenues	632	630	621	689	2,572
Less: Revenues from the Hilton San Francisco Hotels	(48)	(40)	(48)	(46)	(182)
Comparable Hotel Revenues	$584	$590	$573	$643	$2,390

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
Total Revenues	$479	$695	$662	$665	$2,501
Less: Other revenue	(16)	(19)	(19)	(21)	(75)
Less: Revenues from hotels disposed of	(20)	(20)	(11)	(14)	(65)
Current Hotel Revenues	443	656	632	630	2,361
Less: Revenues from the Hilton San Francisco Hotels	(14)	(43)	(48)	(40)	(145)
Comparable Hotel Revenues	$429	$613	$584	$590	$2,216

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Total Revenues	$659	$703	$672	$810	$2,844
Less: Other revenue	(18)	(19)	(22)	(18)	(77)
Add: Revenues from hotels acquired	130	151	125	—	406
Less: Revenues from hotels disposed of	(98)	(92)	(70)	(70)	(330)
Current Hotel Revenues	673	743	705	722	2,843
Less: Revenues from the Hilton San Francisco Hotels	(95)	(88)	(86)	(85)	(354)
Comparable Hotel Revenues	$578	$655	$619	$637	$2,489

46 |

Capital Structure

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

asa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

47 |

Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)
Debt	Collateral	Interest Rate	Maturity Date	As of June 30, 2023
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	December 2023(1)	$55
Mortgage loan	Hilton San Francisco Union Square, Parc 55 San Francisco – a Hilton Hotel	7.11%(2)	November 2023	725
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	129
Mortgage loan	DoubleTree Hotel Spokane City Center	3.62%	July 2026	14
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	161
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2025 Senior Notes		7.50%	June 2025	650
2028 Senior Notes		5.88%	October 2028	725
2029 Senior Notes		4.88%	May 2029	750
Total Fixed Rate Debt		5.54%(3)		4,514

Variable Rate Debt
Revolver(4)	Unsecured	SOFR + 2.10%	December 2026	—
Total Variable Rate Debt		7.26%		—

Add: unamortized premium				1
Less: unamortized deferred financing costs and discount				(25)
Total Debt(5)		5.54%(3)		$4,490

(1)	The loan matures in August 2042 but is callable by the lender with six months of notice. As of June 30, 2023, Park had not received notice from the lender.
(2)	In June 2023, Park ceased making debt service payments toward the SF Mortgage Loan, and Park has received a notice of default. The stated rate is 4.11%, however, beginning June 1, 2023, the default interest on the loan is 7.11%. Additionally, beginning June 1, 2023, the loan accrues a monthly late payment administrative fee of 3% of the monthly amount due. As a result, the lenders may seek any and all remedies legally available, including foreclosure. Park is currently working in good faith with the SF Mortgage Loan’s servicer to determine the most effective path forward, which is expected to result in ultimate removal of these hotels from the portfolio.
(3)	Calculated on a weighted average basis.
(4)	Park has approximately $950 million of available capacity under the Revolver.
(5)	Excludes $169 million of Park’s share of debt of its unconsolidated joint ventures.

48 |

Definitions

Definitions Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago –City Center

Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago - City Center

49 |

Definitions

Hilton San Francisco Hotels

Park’s Hilton San Francisco Hotels represent the 1,921-room Hilton San Francisco Union Square and 1,024-room Parc 55 San Francisco – a Hilton Hotel.

Current

The Company presents certain data for its consolidated hotels on a Current basis as supplemental information for investors: Current Hotel Revenues, Current RevPAR, Current Total RevPAR, Current Occupancy, Current ADR, Current Adjusted EBITDA, Current Hotel Adjusted EBITDA and Current Hotel Adjusted EBITDA Margin. The Company presents Current hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Current metrics exclude results from property dispositions that have occurred through June 30, 2023 and include results from property acquisitions as though such acquisitions occurred on the earliest period presented.

Comparable

Park’s Comparable hotels represent its Current hotels excluding the two Hilton San Francisco Hotels as the Company expects these hotels to ultimately be removed from its portfolio.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings (losses) from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park's ongoing operating performance or incurred in the normal course of business, and thus, excluded from management's analysis in making day-to-day operating decisions and evaluations of Park's operating performance against other companies within its industry:

• Gains or losses on sales of assets for both consolidated and unconsolidated investments;

• Costs associated with hotel acquisitions or dispositions expensed during the period;

• Severance expense;

• Share-based compensation expense;

• Impairment losses and casualty gains or losses; and

• Other items that management believes are not representative of the Company’s current or future operating performance.

50 |

Definitions (continued)

Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.

Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations.

Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted

Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis.

51 |

Definitions (continued)

As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:

• Costs associated with hotel acquisitions or dispositions expensed during the period;

• Severance expense;

• Share-based compensation expense;

• Casualty gains or losses; and

• Other items that management believes are not representative of the Company’s current or future operating performance.

Net Debt

Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.

The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.

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Definitions (continued)

Net Debt to Adjusted EBITDA Ratio

Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.

Occupancy

Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for rooms increases or decreases.

Average Daily Rate

ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.

Revenue per Available Room

Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.

Total RevPAR

Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

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Analyst Coverage

Analyst	Company	Phone	Email
Dany Asad	Bank of America	(646) 855-5238	dany.asad@bofa.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Floris Van Dijkum	Compass Point	(646) 757-2621	fvandijkum@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Joe Greff	JP Morgan	(212) 622-0548	joseph.greff@jpmorgan.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com

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